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                      METROMEDIA INTERNATIONAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

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                  [LOGO - METROMEDIA INTERNATIONAL GROUP, INC.]


            METROMEDIA INTERNATIONAL GROUP TO WEBCAST ANNUAL MEETING


NEW YORK, OCTOBER 8, 2001 -- Metromedia International Group, Inc. (AMEX:MMG), which through Metromedia International Telecommunications, Inc. (MITI), is the owner of various interests in communications joint ventures in Eastern Europe, the former Soviet Union, China and other emerging markets, will webcast its annual stockholders' meeting.

The annual meeting, which will be held at 11:00 a.m. on Tuesday, October 9, 2001, will be broadcast live over the Internet. Those interested in listening to the live broadcast should go to the Company's web site at WWW.METROMEDIA-GROUP.COM at least 10 minutes before the start of the meeting to register and download any necessary software.


ABOUT METROMEDIA INTERNATIONAL GROUP

Metromedia International Group, Inc. is a global communications and media company. Through its wholly owned subsidiaries and its joint ventures, the Company owns and operates communications and media businesses in Eastern Europe, the republics of the former Soviet Union, China and other emerging markets. These include a variety of telephony businesses including cellular operators; providers of local, long distance and international services over fiber-optic and satellite-based networks; international toll calling; fixed wireless local loop; wireless and wired cable television networks and broadband networks; FM radio stations; and e-commerce.


THIS NEWS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC AND BUSINESS CONDITIONS, COMPETITION, CHANGES IN TECHNOLOGY AND METHODS OF MARKETING, AND VARIOUS OTHER FACTORS BEYOND THE COMPANY'S CONTROL. THIS ALSO INCLUDES SUCH FACTORS AS ARE DESCRIBED FROM TIME TO TIME IN THE SEC REPORTS FILED BY METROMEDIA INTERNATIONAL GROUP, INC., INCLUDING ITS MOST RECENTLY FILED FORMS S-3, 10-K AND 10-Q.

Please visit our website at WWW.METROMEDIA-GROUP.COM.

CONTACT:

Investor Relations
Marty Cohen
(212) 606-4389